SMITH BARNEY INCOME FUNDS (the "Fund")
on behalf of the
Smith Barney Premium Total Return Fund

Supplement dated August 14, 2000
to Prospectus dated April 28, 2000

The information supplements certain information set forth in the Prospectus of the Fund listed above under the section "Management."

Salomon Brothers Asset Management (SaBAM"), an affiliate of SSB Citi Fund Management LLC (the "Manager") located at 7 World Trade Center, New York, New York 10048, serves as subadviser to the Fund. SaBAM manages the Fund's investment portfolio, subject to the supervision of the Manager. SaBAM provides investment management and advisory services to mutual funds and currently manages over $27.6 billion.



FD _____________